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                                                                   EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Registration Statement File Nos. 33-35760, 33-57615, 33-60837, 33-60071,
33-64383, 33-63715, 33-63717, 33-59002, 33-49212, 33-33245 and 33-33244.

Chicago, Illinois
September 4, 1996